Exhibit 10.3

[FORM OF] SECURITY AGREEMENT

By

ON SEMICONDUCTOR CORPORATION,

as Borrower

and the Guarantors

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of June 22, 2023

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1.	Definitions	2
SECTION 1.2.	Interpretation	7
SECTION 1.3.	Perfection Certificate	7

ARTICLE II

GRANT OF SECURITY AND OBLIGATIONS

SECTION 2.1.	Grant of Security Interest	8
SECTION 2.2.	Filings	9

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF COLLATERAL

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.	Title	13
SECTION 4.2.	Validity of Security Interest	13
SECTION 4.3.	Defense of Claims; Transferability of Collateral	13
SECTION 4.4.	Other Financing Statements	14
SECTION 4.5.	[Reserved]	14
SECTION 4.6.	[Reserved]	14
SECTION 4.7.	Consents, etc	14
SECTION 4.8.	[Reserved]	14
SECTION 4.9.	Insurance	14

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ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.	[Reserved]	15
SECTION 5.2.	Voting Rights; Distributions; etc	15
SECTION 5.3.	[Reserved]	16
SECTION 5.4.	Certain Agreements of Pledgors As Issuers and Holders of Equity Interests	16

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL

PROPERTY COLLATERAL

SECTION 6.1.	Grant of Intellectual Property License	17
SECTION 6.2.	Protection of Administrative Agent’s Security	17
SECTION 6.3.	After-Acquired Property	18
SECTION 6.4.	Litigation	18

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1.	Records	19

ARTICLE VIII

TRANSFERS

SECTION 8.1.	Transfers of Collateral	19

ARTICLE IX

REMEDIES

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1.	Application of Proceeds	24

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ARTICLE XI

MISCELLANEOUS

iii

SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of June 22, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), made by ON SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower”), and the Guarantors from time to time party hereto (the “Guarantors”), as pledgors and debtors (the Borrower, together with the Guarantors, in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Administrative Agent”).

R E C I T A L S:

A.        The Borrower, the Administrative Agent and the lending institutions listed therein have entered into that certain credit agreement, dated as of June 22, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.        Each Guarantor has, pursuant to the Guarantee Agreement, unconditionally guaranteed the Obligations subject to and in accordance with the terms of the Guarantee Agreement.

C.        The Borrower and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

D.        This Agreement is given by each Pledgor in favor of the Administrative Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Obligations.

E.        It is a condition to (i) the obligations of the Lenders to make the Loans under the Credit Agreement and (ii) the obligations of the Issuing Banks to issue Letters of Credit that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

A G R E E M E N T:

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Administrative Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1.        Definitions.

(a)        Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:

“Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “General Intangible”, “Goods”, “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “ Records”; “Securities Account”; “Securities Intermediary”; “Security Entitlement”; “Supporting Obligations”; and “Tangible Chattel Paper.”

(b)        Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

(c)        The following terms shall have the following meanings:

“Administrative Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Borrower” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Copyrights” shall mean, collectively, all copyrights and works of authorship (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications for the foregoing together with any and all (i) rights and privileges arising under applicable law with respect thereto(ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Excluded Property” shall mean:

(a)        any permit or license issued by a Governmental Authority to any Pledgor or any agreement to which any Pledgor is a party, in each case, only to the extent and for so long as (i) the terms of such permit, license, agreement or any requirement of Law applicable thereto, validly prohibit the creation by such Pledgor of a security interest in such permit, license, or agreement in favor of the Administrative Agent or (ii) the creation by such Pledgor of a security interest therein would constitute or result in the unenforceability of any right, title or interest of such Pledgor in, or a breach, termination or default under any term of such permit, license or agreement (in each case, after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);

(b)        any asset if, to the extent and for so long as the grant of a security interest in such asset in favor of the Administrative Agent is prohibited by any requirement of Law or contract binding on such assets (so long as any contractual restriction on assets of any entity that becomes a Subsidiary after the date hereof is not incurred in contemplation of such entity becoming a Subsidiary) (other than to the extent that any such prohibition would be rendered ineffective after giving effect to Sections 9406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);

(c)        assets owned by any Pledgor on the date hereof or hereafter acquired and any proceeds thereof that are subject to a Lien permitted pursuant to Section 6.03(e) of the Credit Agreement;

(d)        any property of a person existing at the time such person is acquired or merged with or into or consolidated with any Pledgor that is subject to a Lien permitted by Section 6.03(d) of the Credit Agreement to the extent and for so long as the contract or other agreement in which such Lien is granted validly prohibits the creation of any other Lien on such property;

(e)        any asset, to the extent that and for so long as the granting of a security interest in such asset (or the pledge of any Equity Interests) would result in material adverse tax consequences to the Borrower and its Subsidiaries, taken as a whole, as reasonably determined in good faith by the Borrower;

(f)        (i) more than 65% of the outstanding voting Equity Interests of any first-tier Foreign Subsidiary or any CFC, (ii) Equity Interests of any Subsidiary of any Foreign Subsidiary or any CFC, (iii) Equity Interests of any Unrestricted Subsidiary, (iv) Equity Interests

in any Person other than wholly-owned Subsidiaries to the extent requiring the consent of one or more third parties or prohibited by the terms of any applicable organizational documents, joint venture agreement or shareholders’ agreement, (v) Equity Interests of any Immaterial Subsidiary that is not a Guarantor and (vi) margin stock;

(g)        any intent-to-use trademark or service mark application to the extent and for so long as creation by a Pledgor of a security interest therein would result in the loss by such Pledgor of any material rights therein;

(h)        any Intellectual Property or any Intellectual Property Licenses that does not constitute Designated IP Assets;

(i)        Letter-of-Credit rights, except to the extent perfection of a security interest therein may be accomplished by filing financing statements in appropriate form in the applicable jurisdiction under the UCC;

(j)        motor vehicles and other assets subject to certificates of title (other than to the extent a Lien thereon can be perfected by the filing of a financing statement under the UCC of any applicable jurisdiction);

(k)        any Commercial Tort Claim with a value not in excess of $5,000,000;

(l)        any property to the extent that and for as long as such grant of a security interest requires a filing with or consent from any Governmental Authority pursuant to any Requirement of Law that has not been made or obtained or is in any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby (in each case, except to the extent such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition);

(m)        any payroll accounts, employee wage and benefit accounts, tax accounts, escrow accounts or fiduciary or trust accounts;

(n)        those assets as to which the Administrative Agent (in consultation with the Borrower) reasonably determines that the costs of obtaining a security interest in such assets or perfection thereof are excessive in relation to the value to be afforded to the Lenders thereby;

(o)        other customary exclusions under applicable local law or in applicable local jurisdictions as may be mutually agreed by the Administrative Agent and the Borrower; and

(p)        any leasehold interest in real property;

provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clauses (a) through (p) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clauses (a) through (p)).

“Global Intercompany Note” shall mean that certain Global Intercompany Note that is substantially in the form of Exhibit F to the Credit Agreement and has been (or will be) executed and delivered by the Borrower and certain Restricted Subsidiaries to the Administrative Agent.

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property” shall mean, collectively, all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, all Copyrights, Patents, Trademarks, trade dress, inventions, technology, know-how and processes, any licenses thereto, and all registrations or applications for registration thereof, together with any and all (i) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (ii) extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, dilutions or violations thereof, (iv) rights corresponding thereto throughout the world, (v) rights to sue for past, present and future infringements, dilutions or violations thereof, and (vi) goodwill associated therewith or symbolized thereby.

“Intellectual Property Collateral” shall mean, collectively, all Intellectual Property and Intellectual Property Licenses included in the Collateral.

“Intellectual Property Licenses” shall mean, collectively, any written agreements, now or hereafter in effect, (a) granting to any Person any right to (i) use any Trademark or Copyright owned by any Pledgor or that any Pledgor otherwise has the right to license or (ii) to make, use or sell any invention on which a Patent has been granted to any Pledgor or that any Pledgor otherwise has the right to license, or (b) granting to any Pledgor any right (i) to use any Trademark or Copyright owned by any other Person or that any other Person otherwise has the right to license or (ii) to make, use or sell any invention on which a Patent has been granted to any other Person or that any other Person otherwise has the right to license, and, in the case of both (a) and (b), all rights of any Pledgor under any such agreement.

“Intercompany Notes” shall mean, with respect to each Pledgor, the Global Intercompany Note and all other applicable notes described in Schedule 8 to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 2 hereto.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.

“Patents” shall mean, collectively, all patents (whether established or registered or recorded in the United States or any other country or any political subdivision thereof) and all patent applications and registrations for the foregoing, together with any and all (i) rights and privileges arising under applicable law with respect thereto, (ii) inventions, discoveries, designs and improvements described and claimed therein, (iii) reissues, divisionals, continuations, renewals, reexaminations, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Perfection Certificate” shall mean a certificate substantially in the form of Exhibit 6 to this Agreement or any other form approved by the Administrative Agent, and each other Perfection Certificate Supplement (which shall be in form and substance reasonably acceptable to the Administrative Agent) executed and delivered by the applicable Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement or upon the request of the Administrative Agent.

“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedules 7(a) and 7(b) to the Perfection Certificate as being owned by such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any organizational document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any organizational document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests; provided that the Pledged Securities shall not include any Excluded Property or any Equity Interests of any Person other than a Subsidiary of the Borrower.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Post-Closing Release Period” means the periods contemplated in Section 4.01(o) of the Credit Agreement with respect to the release or delivery (as applicable) of certain assets and properties of the Loan Parties.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.

“Trademarks” shall mean, collectively, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locators (URL’s), domain names, corporate names, brand names, and trade names, whether registered or unregistered, (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof) and all registrations and applications for the foregoing, together with any and all (i) rights and privileges arising under applicable law with respect thereto, (ii) extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, dilutions or violations thereof, (iv) rights corresponding thereto throughout the world, (v) rights to sue for past, present and future infringements, dilutions or violations thereof, (vi) goodwill associated therewith or symbolized thereby and (vii) other assets, rights and interests that uniquely reflect or embody such goodwill.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.2.        Interpretation. The rules of interpretation specified in the Credit Agreement (including Section 1.03 thereof) shall be applicable to this Agreement.

SECTION 1.3.        Perfection Certificate. The Administrative Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GRANT OF SECURITY AND OBLIGATIONS

SECTION 2.1.        Grant of Security Interest. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following personal property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Collateral”):

(i)        all Accounts;

(ii)        all Equipment, Goods, Inventory and Fixtures;

(iii)        all Documents, Instruments and Chattel Paper;

(iv)        all Letter-of-Credit Rights;

(v)        all Securities Collateral;

(vi)        all Investment Property;

(vii)        all Intellectual Property and Intellectual Property Licenses that constitute Designated IP Assets;

(viii)        the Commercial Tort Claims described on Schedule 10 to the Perfection Certificate;

(ix)        all General Intangibles;

(x)        all Money and all Deposit Accounts;

(xi)        all Supporting Obligations;

(xii)        all books and records relating to the Collateral; and

(xiii)        to the extent not covered by clauses (i) through (xii) of this sentence, all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above, the security interest created by this Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is hereby acknowledged and agreed that (i) control agreements with respect to deposit accounts, securities accounts and commodities accounts shall not be required hereunder and except with respect to possession by the Administrative Agent of the certificated Securities Collateral and certain Instruments as required hereunder, no perfection by control shall be required with respect to any Collateral and (ii) no Pledgor shall be required to make any filings or take any other action to create, record or perfect the Administrative Agent’s Lien on any Collateral (including Intellectual Property Collateral) outside of the United States or enter into security or pledge agreements governed by laws other than the laws of the United States, or any state, territory or political subdivision thereof.

SECTION 2.2.        Filings.

(a)        Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings and transmitting utility filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Collateral as “all assets now owned or hereafter acquired by the Pledgor” and (iii) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Administrative Agent promptly upon written request by the Administrative Agent.

(b)        Each Pledgor hereby further authorizes the Administrative Agent to, subject to the Post-Closing Release Period in all respects, file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Administrative Agent, as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF COLLATERAL

SECTION 3.1.        Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof and required to be pledged hereunder, shall, subject to the Post-Closing Release Period in all respects be delivered to the Administrative Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank (and upon such delivery, the Administrative Agent shall have a perfected first priority security interest therein (subject to Liens permitted by

Section 6.03 of the Credit Agreement)). Each Pledgor hereby agrees that all certificates or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within 30 days after receipt thereof by such Pledgor, or such longer period as may be reasonably acceptable to the Administrative Agent) be delivered to and held by or on behalf of the Administrative Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Administrative Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

SECTION 3.2.        Perfection of Uncertificated Securities Collateral.

(a)        Each Pledgor represents and warrants that, upon the proper filing of UCC financing statements, the Administrative Agent shall have a perfected first priority security interest (subject to Liens permitted by Section 6.03 of the Credit Agreement) in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof to the extent perfection can be obtained by the filing of UCC financing statements. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership (other than due to a loss of a certificate by the Administrative Agent), then each applicable Pledgor shall, to the extent permitted by applicable law, (i) if the issuer of Pledged Securities is not a party to this Agreement, use commercially reasonable efforts to cause the issuer of such Pledged Securities to execute and deliver to the Administrative Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto or such other form that is reasonably satisfactory to the Administrative Agent and (ii) after the occurrence and during the continuance of any Event of Default, upon written request by the Administrative Agent, (A) cause the organizational documents of each such issuer that is a Subsidiary of the Borrower that is a limited liability company or limited partnership to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Administrative Agent in accordance with the provisions of Section 3.1.

(b)        In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees (i) to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) that, upon the occurrence and during the continuance of any Event of Default, it will comply with instructions of the Administrative Agent given in accordance with this Agreement with respect to the applicable Securities Collateral (including all Equity Interests of such issuer) without further consent by the applicable Pledgor, and (iii) agrees to notify the Administrative Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Administrative Agent therein.

SECTION 3.3.        Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all financing statements and other documents (including Copyright Security Agreements, Patent Security Agreements and Trademark Security Agreements, as applicable) necessary to perfect the security interest granted by it to the Administrative Agent in respect of the Collateral (to the extent perfection can be obtained by the filing of UCC financing statements) shall, subject to the Post-Closing Release Period, be delivered to the Administrative Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate or with the United States Patent and Trademark Office or the United States Copyright Office, as applicable. Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will take all actions reasonably requested by the Administrative Agent to maintain the security interest created by this Agreement in the Collateral as a perfected first priority security interest subject only to Liens permitted pursuant to Section 6.03 of the Credit Agreement and, in all cases, subject to the Post-Closing Release Period.

SECTION 3.4.        Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Administrative Agent’s security interest in the Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Collateral:

(a)        Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 8 to the Perfection Certificate. Each Instrument and each item of Tangible Chattel Paper listed in Schedule 8 to the Perfection Certificate shall, subject to the Post-Closing Release Period, be properly endorsed, assigned and delivered to the Administrative Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount in excess of $5,000,000 then payable under or in connection with any of the Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Administrative Agent exceeds $15,000,000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within 60 days after receipt thereof, or such longer period as may be reasonably acceptable to the Administrative Agent) endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify.

(b)        Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claim with a value reasonably estimated to be, individually, greater than $5,000,000, other than those listed in Schedule 10 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim with a value reasonably estimated to be, individually, greater than $5,000,000, such Pledgor shall promptly notify the Administrative Agent in writing signed by such Pledgor of the brief details thereof and grant to the Administrative Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 3.5.        Joinder of Additional Guarantors. Each Pledgor shall cause each of its subsidiaries which, from time to time, after the date hereof shall be required to become a Pledgor pursuant to the provisions of the Credit Agreement (a) to execute and deliver to the Administrative Agent (i) a Joinder Agreement substantially in the form of Exhibit 2 hereto and (ii) a Perfection Certificate Supplement, in each case, within sixty (60) days of the date on which it was acquired or created and, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

SECTION 3.6.        Supplements; Further Assurances. Subject to Section 2.1, each Pledgor shall take such further actions, and execute and/or deliver to the Administrative Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Administrative Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Collateral as provided herein and the rights and interests granted (or to be granted) to the Administrative Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Administrative Agent’s security interest in the Collateral or permit the Administrative Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral, including (i) the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction in the United States and (ii) and the filing of Copyright Security Agreements, Patent Security Agreements and Trademark Security Agreements, in the case of both (i) and (ii), with respect to the security interest created hereby and subject to the Post-Closing Release Period, all in form reasonably satisfactory to the Administrative Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Collateral as provided herein and to preserve the other rights and interests granted to the Administrative Agent hereunder, as against third parties, with respect to the Collateral. If an Event of Default has occurred and is continuing, the Administrative Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Administrative Agent may be advised by counsel shall be reasonably necessary or expedient to prevent any impairment of the security interest in the Collateral or the perfection thereof. All of the foregoing shall be at the sole cost and expense of the Pledgors.

SECTION 3.7.        Information Regarding Collateral. Each Pledgor agrees promptly (and, in any event, within 20 Business Days after the occurrence thereof, or such longer period as may be reasonably acceptable to the Administrative Agent) to notify the Administrative Agent of any change (i) in such Pledgor’s legal name, (ii) in the location of any Pledgor’s chief executive office, (iii) in any Pledgor’s identity or organizational structure, (iv) in any Pledgor’s Federal Taxpayer Identification Number or organizational identification number, if any, or (v) in any Pledgor’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), clearly describing such change and providing such other information in connection therewith as the Administrative Agent may reasonably request. Each Pledgor agrees to take all actions reasonably requested by the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral, if applicable, following such change. Each Pledgor agrees to promptly provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the preceding sentence.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1.        Title. Except for the security interest granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement and Liens permitted pursuant to Section 6.03 of the Credit Agreement and subject to the Post-Closing Release Period, such Pledgor owns and has rights and, as to Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Collateral pledged by it hereunder, in each case, except for any such failure to so own or have rights in the Collateral that does not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

SECTION 4.2.        Validity of Security Interest. The security interest in and Lien on the Collateral granted to the Administrative Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, and (b) subject to (i) the filings and other actions described in Schedule 6 to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made) and (ii) the filing and recording, as applicable, of Copyright Security Agreements, Patent Security Agreements and Trademark Security Agreements with the United States Patent and Trademark Office and the United States Copyright Office, and in each case, subject to the Post-Closing Release Period, a perfected security interest in all the Collateral to the extent a security interest may be perfected by the filing of a UCC financing statement in the relevant jurisdiction or the filing and recording of a Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, prior to all other Liens on the Collateral except for Liens permitted pursuant to Section 6.03 of the Credit Agreement.

SECTION 4.3.        Defense of Claims; Transferability of Collateral. Each Pledgor shall, at its own cost and expense, take commercially reasonable actions to defend title to the Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Administrative Agent and the priority thereof against all claims and demands of all persons, at any time claiming any Lien thereon other than Liens permitted pursuant to Section 6.03 of the Credit Agreement.

SECTION 4.4.        Other Financing Statements. It has not filed, nor authorized any third party to file, any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, except such as have been filed in favor of the Administrative Agent pursuant to this Agreement or in favor of any holder of a Lien permitted pursuant to Section 6.03 of the Credit Agreement with respect to such Lien or financing statements or public notices relating to the termination statements listed on Schedule 5 to the Perfection Certificate. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests of any holder of a Lien permitted pursuant to Section 6.03 of the Credit Agreement.

SECTION 4.5.        [Reserved].

SECTION 4.6.        [Reserved].

SECTION 4.7.        Consents, etc. In the event that the Administrative Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement as permitted hereby and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Administrative Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Administrative Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.8.        [Reserved].

SECTION 4.9.        Insurance. In the event that the proceeds of any insurance claim are paid to any Pledgor after the Administrative Agent has exercised its right to foreclose after an Event of Default, such net cash proceeds shall be held in trust for the benefit of the Administrative Agent and promptly after receipt thereof shall be paid to the Administrative Agent for application in accordance with the Credit Agreement and this Agreement.

SECTION 4.10        Intellectual Property. Schedules 9(a), 9(b) and 9(c) to the Perfection Certificate set forth, as of the Closing Date, a complete and accurate list, with respect to such Pledgor, of (a) all applied for, issued or registered Patents owned by such Pledgor, (b) all applied for or registered Trademarks owned by such Pledgor, (c) all applied for or registered Copyrights owned by such Pledgor, and (d) all exclusive Intellectual Property Licenses to issued, registered or applied for Patents, Trademarks and Copyrights under which such Pledgor is the licensee, respectively, in each case truly and completely, specifying the name of the registered owner, title, registration or application number, registration or filing date, and, if applicable, the licensee, licensor and date of license agreement. All such Intellectual Property (other than Intellectual Property Licenses) is exclusively owned, beneficially and of record, by such Pledgor, except as set forth on Schedules 9(a), 9(b) and 9(c) to the Perfection Certificate, and free and clear of Liens other than Liens permitted pursuant to Section 6.03 of the Credit Agreement. All Designated IP Assets owned by such Pledgor are valid, subsisting, unexpired and enforceable, and have not been abandoned, except as permitted after the Closing Date pursuant to the terms of the Credit Agreement.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.        [Reserved].

SECTION 5.2.        Voting Rights; Distributions; etc. (a) So long as no Event of Default shall have occurred and be continuing and the Administrative Agent shall not have notified the Borrower that the rights of the Pledgors under this Section 5.2 are suspended:

(i)        Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Obligations.

(ii)        Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of certificated securities that would constitute Pledged Securities and are required to be delivered to the Administrative Agent pursuant to the Credit Agreement or this Agreement shall be forthwith delivered to the Administrative Agent to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Pledgor and be promptly delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement) in a manner consistent with Section 3.1 or Section 3.2.

(b)        So long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c)        Upon the occurrence and during the continuance of any Event of Default, after the Administrative Agent shall have notified the Pledgors of the suspension of the Pledgors’ rights under this Section 5.2 in writing:

(i)        All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights.

(ii)        All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Collateral such Distributions.

(iii)        Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Administrative Agent appropriate instruments as the Administrative Agent may request in order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(d)        All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(c)(ii) hereof shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Pledgor and shall promptly be paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

(e)        After all Events of Default have been cured or waived, (i) all rights vested in the Administrative Agent pursuant to Section 5.2(c)(i) shall cease, and the Pledgors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to under Section 5.2(a)(i) and (ii) the Administrative Agent shall promptly repay to each Pledgor all Distributions that such Pledgor would otherwise have been permitted to retain pursuant to the terms of Section 5.2(a)(ii) and that remain held by the Administrative Agent.

SECTION 5.3.        [Reserved].

SECTION 5.4.        Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable organizational document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL

PROPERTY COLLATERAL

SECTION 6.1.        Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent, upon the occurrence and during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Administrative Agent, an irrevocable, non-exclusive, royalty-free license (exercisable solely during the continuance of an Event of Default) to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located; provided that such nonexclusive license does not violate the express terms of any agreement between a Pledgor and a third party, or gives such third party any right of acceleration, modification or cancellation therein; provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the products and services offered in connection with any such Trademarks that are sufficient to preserve the validity of such Trademarks. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof. The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default.

SECTION 6.2.        Protection of Administrative Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Administrative Agent that any application or registration relating to any Designated IP Assets may become forfeited, abandoned or dedicated to the public, or of any adverse determination in any proceeding in any federal, state or local court or administrative body in the United States, or in the United States Patent and Trademark Office, the United States Copyright Office, regarding any Designated IP Assets, such Pledgor’s right to register such Designated IP Assets or its right to own and maintain such registration in full force and effect (other than office actions or other determinations in the ordinary course of prosecution before the United States Patent and Trademark Office or the United States Copyright Office), (ii) maintain the quality of products and services offered under any Trademark constituting Designated IP Assets and take all necessary steps to ensure that all licensed users of such Trademark constituting Designated IP Assets maintain such quality and (iii) not knowingly permit to lapse or become abandoned any Designated IP Assets, except to the extent permitted by the Credit Agreement. Notwithstanding any other provision of this Agreement, nothing in this Agreement or any other Loan Document prevents or shall be deemed to prevent any Pledgor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of the Intellectual Property Collateral to the extent permitted by the Credit Agreement.

SECTION 6.3.        After-Acquired Property. If any Intellectual Property or any Intellectual Property License is included as a Designated IP Asset pursuant to Section 5.01(c) of the Credit Agreement at any time prior to payment in full of the Obligations, the provisions hereof shall automatically apply thereto and any such item so included as a Designated IP Asset pursuant to Section 5.01(c) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. With respect to any issued, registered or applied for, as applicable, Patents, Trademarks or Copyrights or exclusive Intellectual Property Licenses for registered Copyrights that, in each case, constitute Intellectual Property Collateral in accordance with the previous sentence, at the reasonable request of the Administrative Agent, the applicable Pledgor shall promptly (and in any event within 60 days of the delivery of financial statements under Section 5.01(a) of the Credit Agreement for such fiscal year, except that with respect to any registered United States Copyrights or exclusive Intellectual Property Licenses for registered United States Copyrights, the period shall be within 30 days) execute and deliver to the Administrative Agent in form reasonably acceptable to the Administrative Agent any instruments, statements or agreements (including Copyright Security Agreements, Patent Security Agreements and Trademark Security Agreements, as applicable) as shall be necessary to create, preserve, protect or perfect the Administrative Agent’s security interest in such Patents, Trademarks or Copyrights or exclusive Intellectual Property Licenses for Copyrights, including prompt recordals with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. Further, each Pledgor authorizes the Administrative Agent to modify this Agreement by amending Schedules 9(a), 9(b) and 9(c) to the Perfection Certificate to include any such Patents, Trademarks or Copyrights or exclusive Intellectual Property Licenses for Copyrights of such Pledgor acquired or arising after the date hereof, in each case, that constitute Intellectual Property Collateral.

SECTION 6.4.        Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Administrative Agent or the Secured Parties to enforce the Intellectual Property Collateral (and any Intellectual Property License thereunder). In the event of such suit, each Pledgor shall, at the reasonable request of the Administrative Agent, do any and all lawful acts and execute any and all documents reasonably requested by the Administrative Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Administrative Agent for all costs and expenses incurred by the Administrative Agent in the exercise of its rights under this Section 6.4 in accordance with Section 9.03 of the Credit Agreement. In the event that the Administrative Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Administrative Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any Designated IP Assets by any person.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1.        Records. Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Administrative Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of receivables, including all documents evidencing receivables and any books and records relating thereto to the Administrative Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to any receivables to and for the use by any Person that has acquired an interest in such receivables or the Administrative Agent’s security interest therein without the consent of any Pledgor.

ARTICLE VIII

TRANSFERS

SECTION 8.1.        Transfers of Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral pledged by it hereunder except as permitted by the Credit Agreement.

ARTICLE IX

REMEDIES

SECTION 9.1.        Remedies. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may from time to time exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(i)        Personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Collateral is located, remove such Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii)        Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Administrative Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Administrative Agent and shall promptly pay such amounts to the Administrative Agent;

(iii)        Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iv)        [Reserved];

(v)        Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Collateral for application to the Obligations as provided in Article X hereof;

(vi)        Retain and apply the Distributions to the Obligations as provided in Article X hereof;

(vii)        Exercise any and all rights as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and, subject to Section 5.2, all voting, consensual and other rights and powers with respect to any Collateral; and

(viii)        Exercise all the rights and remedies of a secured party on default under the UCC, and the Administrative Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations owed to such person as a credit on account of the purchase price of the Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall not be obligated to make any sale of the Collateral or any part thereof regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Administrative Agent arising by reason of the fact that the price at which the Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

SECTION 9.2.        Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Collateral or any part thereof, upon and after the occurrence of an Event of Default, shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No such notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 9.3.        Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice (unless otherwise expressly required hereunder) or judicial hearing in connection with the Administrative Agent’s taking possession or the Administrative Agent’s disposition of the Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession except any damages which are the direct result of the bad faith, gross negligence or willful misconduct of the Administrative Agent or any of its Related Parties are determined by a court of competent jurisdiction by final and nonappealable judgment, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Administrative Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of bad faith, gross negligence or willful misconduct on the part of the Administrative Agent or any of its Related Parties. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

SECTION 9.4.        Certain Sales of Collateral. In connection with the exercise of rights during the occurrence of an Event of Default:

(a)        Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Administrative Agent shall have no obligation to engage in public sales.

(b)        Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(c)        Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Administrative Agent, for the benefit of the Administrative Agent, use its commercially reasonable efforts to cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Administrative Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Administrative Agent such number of prospectuses, offering circulars or other documents incident thereto as the Administrative Agent from time to time may request, and shall indemnify and shall (in the case of any issuer that is not wholly owned by one or more Pledgors, shall use its commercially reasonable efforts to) cause the issuer of the Securities Collateral to indemnify the Administrative Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)        If the Administrative Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Administrative Agent all such information as the Administrative Agent may reasonably request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Administrative Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(e)        Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing or a defense of payment.

SECTION 9.5.        No Waiver; Cumulative Remedies.

(a)        No failure on the part of the Administrative Agent to exercise, no course of dealing with respect to, and no delay on the part of the Administrative Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Administrative Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

(b)        In the event that the Administrative Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case, the Pledgors, the Administrative Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies, privileges and powers of the Administrative Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

SECTION 9.6.        Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Administrative Agent, each Pledgor shall execute and deliver to the Administrative Agent an assignment or assignments of the issued, registered and applied for, as applicable, Patents, Trademarks and/or Copyrights that constitute Designated IP Assets and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1.        Application of Proceeds. Subject to the terms of any First Lien Intercreditor Agreement then in effect, any amount received by the Administrative Agent in respect of a sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Administrative Agent of its remedies shall be applied:

(a)        first, to the payment of all reasonable and documented costs and expenses incurred by the Administrative Agent in connection with any collection or sale or otherwise in connection with any Loan Document, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Loan Party and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

(b)        second, to the Secured Parties, an amount (x) equal to all Obligations owing to them on the date of any distribution and (y) sufficient to Cash Collateralize all Letters of Credit outstanding on the date of any distribution, and, if such moneys shall be insufficient to pay such amounts in full and Cash Collateralize all Letters of Credit outstanding, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof and to Cash Collateralize the Letters of Credit outstanding; and

(c)        third, any surplus then remaining shall be paid to the applicable Loan Parties or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

In the event that any such proceeds are insufficient to pay in full the items described in clauses (a) through (c) of this Section 10.1, the Loan Parties shall remain liable, jointly and severally, for any deficiency. Notwithstanding the foregoing, the proceeds of any collection, sale, foreclosure or realization upon any Collateral of any Loan Party, including any collateral consisting of cash, shall not be applied to any Excluded Swap Obligation of such Loan Party and shall instead be applied to other Obligations.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1.        Concerning the Administrative Agent.

(a)        The Administrative Agent has been appointed as Administrative Agent pursuant to the Credit Agreement. The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement. The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Collateral), in accordance with this Agreement and the Credit Agreement. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may resign and a successor Administrative Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent.

(b)        The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Administrative Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Collateral.

(c)        The Administrative Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d)        If any item of Collateral also constitutes collateral granted to the Administrative Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Administrative Agent, in its sole discretion, shall select which provision or provisions shall control; provided that, notwithstanding the foregoing, in the event of conflict between the provisions hereof and the terms of the Credit Agreement, the Credit Agreement shall govern and control.

(e)        The Administrative Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 3.7. If any Pledgor fails to provide information to the Administrative Agent about such changes on a timely basis, the Administrative Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Collateral, for which the Administrative Agent needed to have information relating to such changes. The Administrative Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Administrative Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Administrative Agent to search for information on such changes if such information is not provided by any Pledgor.

SECTION 11.2.        Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, then, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Administrative Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Administrative Agent shall be paid by the Pledgors in accordance with the provisions of Section 9.03 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Administrative Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Administrative Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Administrative Agent’s discretion to take any action upon the occurrence and during the continuance of an Event of Default, and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes hereof (but the Administrative Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

SECTION 11.3.        Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement, and, in the case of a Secured Party that is a party to a

Cash Management Obligation, as applicable. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

SECTION 11.4.    Termination: Release. Upon termination of the Commitments and payment in full of all Obligations (in each case, other than (i) Cash Management Obligations and (ii) contingent reimbursement and indemnification obligations not yet accrued and payable) and the expiration or termination or cash collateralization (or other backstop in a manner reasonably satisfactory to the applicable Issuing Bank) of all Letters of Credit in accordance with the provisions of the Credit Agreement, (1) this Agreement shall automatically terminate and (2) the Collateral shall be automatically released from the Lien of this Agreement without any further action by any Person. Upon such release or any release of Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the Administrative Agent shall, at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Administrative Agent except as to the fact that the Administrative Agent has not encumbered the released assets, such of the Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, at the request of and at the sole cost and expense of the Pledgors, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.

SECTION 11.5.    Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Administrative Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 11.6.    Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Administrative Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

SECTION 11.7.    Governing Law, Consent to Jurisdiction and Service of Process: Waiver of Jury Trial. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 11.8.    Severability of Provisions. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11.9.    Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11.10.    Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 11.11.    No Credit for Payment of Taxes or Imposition. Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Collateral or any part thereof.

SECTION 11.12.    No Claims Against Administrative Agent. Nothing contained in this Agreement shall constitute any consent or request by the Administrative Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Administrative Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 11.13.    No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Administrative Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any person under or in respect of any of the Collateral or shall impose any obligation on the Administrative Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Administrative Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

SECTION 11.14.    Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i)    any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii)    any lack of validity or enforceability of the Credit Agreement, any Secured Hedging Agreement, any Agreements relating to Cash Management Obligations or any other Loan Document, or any other agreement or instrument relating thereto;

(iii)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Secured Hedging Agreement, any Agreements relating to Cash Management Obligations or any other Loan Document or any other agreement or instrument relating thereto;

(iv)    any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;

(v)    any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Secured Hedging Agreement, any Agreements relating to Cash Management Obligations or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

(vi)    any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

SECTION 11.15.    Post-Closing Release Period. All applicable representations and warranties, covenants and other obligations of the Pledgors hereunder shall, in each case, be subject to the Post-Closing Release Period.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each Pledgor and the Administrative Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

ON SEMICONDUCTOR CORPORATION, as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

APTINA, LLC, as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, LLC, as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

FAIRCHILD SEMICONDUCTOR, LLC, as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

FAIRCHILD SEMICONDUCTOR CORPORATION OF CALIFORNIA, as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

ON SEMICONDUCTOR CONNECTIVITY SOLUTIONS, INC., as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

ON MANAGEMENT, LLC, as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

GTAT CORPORATION, as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

GTAT TERRA INC., as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

QUANTENNA, INC., as Pledgor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

GTAT IP HOLDING LLC, as Pledgor

By: GTAT TERRA INC., as its sole member

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer, Treasurer and President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Timothy D. Lee
Name: Timothy D. Lee
Title: Executive Director

S-1

EXHIBIT 1

[Form of]

ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of the Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of June 22, 2023, made by ON SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”), (ii) agrees that it will comply with instructions of the Administrative Agent with respect to the applicable Securities Collateral (including all Equity Interests of the undersigned) to the extent given in accordance with the provisions of the Security Agreement without further consent by the applicable Pledgor; provided that, until such time as the Administrative Agent shall otherwise instruct the undersigned (whether orally, electronically or in writing), the undersigned may comply with instructions issued by the Pledgor and the Pledgor shall have the right to vote the Securities Collateral and receive all Distributions, (iii) agrees to notify the Administrative Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Administrative Agent therein and (iv) waives any requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent or its nominee.

[ ]

By:
Name:
Title:

EXHIBIT 2

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to the Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of June 22, 2023, made by ON SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [ ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties, as collateral security for the payment and performance in full of all the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties contained in the Security Agreement on and as of the date hereof and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement.

Annexed hereto are supplements to each of the schedules to the Security Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

THIS JOINDER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY).

2

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

3

EXHIBIT 3

[Form of]

Copyright Security Agreement

Copyright Security Agreement, dated as of [ ], by [              ] and [              ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement, dated as of June 22, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Pledgor (other than, for the avoidance of doubt, any Excluded Property):

(a)      Copyrights of such Pledgor listed on Schedule I attached hereto;

(b)      exclusive licenses to registered Copyrights under which such Pledgor is the licensee listed on Schedule I hereto; and

(c)      all Proceeds of any and all of the foregoing.

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Obligations (other than (i) Cash Management Obligations and (ii) contingent reimbursement and indemnification obligations not yet accrued and payable) or the disposition of any Copyright in which a security interest is granted under this Copyright Security Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the applicable Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights or those that are the subject of such disposition, as the case may be, under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Copyright Security Agreement by telecopy or other electronic transmission shall be effective as delivery of an originally executed counterpart of this Copyright Security Agreement.

SECTION 6. Governing Law. This Copyright Security Agreement shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).

[signature page follows]

2

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

3

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

Exclusive Copyright Licenses:

OWNER/LICENSOR	PLEDGOR/ LICENSEE	REGISTRATION NUMBER	TITLE

4

EXHIBIT 4

[Form of]

Patent Security Agreement

Patent Security Agreement, dated as of [ ], by [_______] and [_______] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement, dated as of June 22, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Pledgor (other than, for the avoidance of doubt, any Excluded Property):

(a)        Patents of such Pledgor listed on Schedule I attached hereto; and

(b)        all Proceeds of any and all of the foregoing.

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Obligations (other than (i) Cash Management Obligations and (ii) contingent reimbursement and indemnification obligations not yet accrued and payable) or the disposition of any Patent in which a security interest is granted under this Patent Security Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents or those that are the subject of such disposition, as the case may be, under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Patent Security Agreement by telecopy or other electronic transmission shall be effective as delivery of an originally executed counterpart of this Patent Security Agreement.

SECTION 6. Governing Law. This Patent Security Agreement shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).

[signature page follows]

2

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

3

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Patents:

OWNER	PATENT NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

4

EXHIBIT 5

[Form of]

Trademark Security Agreement

Trademark Security Agreement, dated as of [ ], by [                ] and [                ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement, dated as of June 22, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Pledgor (other than, for the avoidance of doubt, any Excluded Property):

(a)        Trademarks of such Pledgor listed on Schedule I attached hereto;

(b)        all goodwill associated therewith or symbolized thereby;

(c)        all other assets, rights and interests that uniquely reflect or embody such goodwill; and

(d)        all Proceeds of any and all of the foregoing.

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Termination. Upon the payment in full of the Obligations (other than (i) Cash Management Obligations and (ii) contingent reimbursement and indemnification obligations not yet accrued and payable) or the disposition of any Trademark in which a security interest is granted under this Trademark Security Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks or those that are the subject of such disposition, as the case may be, under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Trademark Security Agreement by telecopy or other electronic transmission shall be effective as delivery of an originally executed counterpart of this Trademark Security Agreement.

SECTION 6. Governing Law. This Trademark Security Agreement shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).

[signature page follows]

2

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

3

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	SERIAL NUMBER	TRADEMARK

4

EXHIBIT 6

[Form of]

Perfection Certificate

PERFECTION CERTIFICATE

[    ]

Reference is hereby made to (i) that certain Security Agreement dated as of June 22, 2023 (the “Security Agreement”), between ON Semiconductor Corporation, a Delaware corporation (“Borrower”), the Guarantors party thereto (collectively, the “Guarantors”) and the Administrative Agent (as hereinafter defined) and (ii) that certain Credit Agreement dated as of June 22, 2023 (the “Credit Agreement”) among the Borrower certain other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement.

As used herein, the term “Companies” means the Borrower and each of the Guarantors. The undersigned hereby certify to the Administrative Agent as follows:

1.     Names.

(a)        The exact legal name of each Company, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth in Schedule 1(a). Each Company is (i) the type of entity disclosed next to its name in Schedule 1(a) and (ii) a registered organization except to the extent disclosed in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number, if any, of each Company that is a registered organization, the Federal Taxpayer Identification Number of each Company and the jurisdiction of formation or organization of each Company.

(b)        Set forth in Schedule 1(b) hereto is a list of any other corporate or organizational names each Company has had in the past five years, together with the date of the relevant change.

(c)        Set forth in Schedule 1(c) is a list of all other names used by each Company, or any other business or organization to which each Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, on any filings with the Internal Revenue Service at any time within the five years preceding the date hereof. Except as set forth in Schedule 1(c), no Company has changed its jurisdiction of organization at any time during the past four months.

2.        Current Locations. The chief executive office of each Company is located at the address set forth in Schedule 2 hereto.

          3.        File Search Reports. Attached hereto as Schedule 4 is a true and accurate summary of file search reports from the Uniform Commercial Code filing offices in each jurisdiction identified in Section 1(a) or Section 2 with respect to each legal name set forth in Section 1(a) and (b).

          4.        UCC Filings. The financing statements (duly authorized by each Company constituting the debtor therein), including the indications of the collateral, attached as Schedule 5 relating to the Security Agreement, are in the appropriate forms for filing in the filing offices in the jurisdictions identified in Schedule 6 hereof.

5.        Schedule of Filings. Attached hereto as Schedule 6 is a schedule of (i) the appropriate filing offices for the financing statements attached hereto as Schedule 5, and (ii) the appropriate filing offices for the filings described in Schedule 9(a), Schedule 9(b) or Schedule 9(c).

          6.        Stock Ownership and Other Equity Interests. Attached hereto as Schedule 7(a) is a true and correct list of each of all of the authorized, and the issued and outstanding, stock, partnership interests, limited liability company membership interests or other equity interest of each Company and certain Subsidiaries and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests setting forth the percentage of such equity interests pledged under the Security Agreement (other than with respect to the Borrower). Also set forth in Schedule 7(b) is each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made setting forth the percentage of such equity interests pledged under the Security Agreement.

          7.        Instruments and Tangible Chattel Paper. Attached hereto as Schedule 8 is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business) and other evidence of indebtedness held by each Company as of the date hereof, including all intercompany notes between or among any two or more Companies or any of their Subsidiaries.

8.        Intellectual Property. (a) Attached hereto as Schedule 9(a) is a schedule setting forth all of each Company’s Patents and Trademarks (each as defined in the Security Agreement, but excluding any Excluded Property) applied for or registered with the United States Patent and Trademark Office, including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each such Patent or Trademark owned by each Company.

(b)        Attached hereto as Schedule 9(b) is a schedule setting forth all of each Company’s United States applied for or registered Copyrights (each as defined in the Security Agreement but excluding any Excluded Property), including the name of the registered owner and the registration number of each such Copyright owned by each Company.

(c)        Attached hereto as Schedule 9(c) is a schedule setting forth all exclusive Intellectual Property Licenses for registered Copyrights (each as defined in the Security Agreement, but excluding any Excluded Property), including the relevant signatory parties to each license along with the date of execution thereof and, if applicable, a recordation number or other such evidence of recordation.

6

          9.        Commercial Tort Claims. Attached hereto as Schedule 10 is a true and correct list of all Commercial Tort Claims (as defined in the Security Agreement) with an estimated value in excess of $5,000,000 held by each Company, including a brief description thereof.

[The Remainder of this Page has been intentionally left blank]

7

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date and year first written above.

ON SEMICONDUCTOR CORPORATION

By:
Name:
Title:

Schedule 1(a)

Legal Names, Etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Formation

Schedule 1(b)

Prior Organizational Names

Schedule 1(c)

Changes in Corporate Identity; Other Names

Schedule 2

Chief Executive Offices

Company	Address	County	State

Schedule 3

Transactions Other Than in the Ordinary Course of Business

Schedule 4

File Search Reports

See attached.

Schedule 5

Copy of Financing Statements To Be Filed

See attached.

Schedule 6

Filings/Filing Offices

Type of Filing	Entity	Applicable Collateral Document [Security Agreement or Other]	Jurisdictions

Schedule 7

Equity Interests of Companies and Subsidiaries

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged

(b) Other Equity Interests

Schedule 8

Instruments

Schedule 9(a)

Patents and Trademarks

UNITED STATES PATENTS:

Issued Patents:

Applications:

UNITED STATES TRADEMARKS:

Registrations:

Applications:

Schedule 9(b)

Copyrights

UNITED STATES COPYRIGHTS

Registrations:

Applications:

Schedule 9(c)

Intellectual Property Licenses

Schedule 10

Commercial Tort Claims